EXHIBIT 4(a)

                         U S WEST CAPITAL FUNDING, Inc.,
                                     Issuer,


                                 U S WEST, Inc.,
                                    Guarantor

                                       and

                       The First National Bank of Chicago,
                                     Trustee




                                    INDENTURE
                            Dated as of June 29, 1998




                       Providing for the Issuance of Debt
                              Securities in Series
                               of Guaranteed Debt


                                    TIE-SHEET

                  Reconciliation and tie between Indenture dated as of June 29, 1998 and the Trust Indenture Act of 1939. This reconciliation section does not constitute part of the Indenture.

         TRUST INDENTURE ACT                                                    INDENTURE
           OF 1939 SECTION                                                       SECTION

         301(a)(1)...............................................................       7.10
               (a)(2)............................................................       7.10
               (a)(3)...........................................................        Inapplicable
               (a)...............................................................       Inapplicable
               (b)...............................................................       7.08, 7.10
               (c)...............................................................       Inapplicable
         311(a)..................................................................       7.11
               (b)...............................................................       7.11
               (c)...............................................................       Inapplicable
         312(a)..................................................................       2.07
               (b)...............................................................       10.03
               (c)...............................................................       10.03
         313(a)..................................................................       7.06
               (b)(1)............................................................       Inapplicable
               (b)(2)............................................................       7.06
               (c)...............................................................       4.02, 11.02
               (d)...............................................................       7.06
         314(a)..................................................................       4.02, 11.02
               (b)...............................................................       Inapplicable
               (c)(1)............................................................       11.04
               (c)(2)............................................................       11.04
               (c)(3)............................................................       Inapplicable
               (d)...............................................................       Inapplicable
               (e)...............................................................       11.05
               (f)...............................................................       Inapplicable
         315(a)..................................................................       7.01(b)
               (b)...............................................................       7.05, 11.02
               (c)...............................................................       7.01(a)
               (d)...............................................................       6.05, 7.01(c)
               (e)...............................................................       6.07, 6.11
         316(a) (last sentence)..................................................       2.11
               (a)(1)(A).........................................................       6.05
               (a)(1)(B).........................................................       6.04
               (a)(2)............................................................       Inapplicable
               (b)...............................................................       6.07
         317(a)(1)...............................................................       6.01, 6.08
               (a)(2)............................................................       6.09
               (b)...............................................................       2.06
         318(a)..................................................................       11.01




                               TABLE OF CONTENTS*

                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01   Definitions....................................................................  1
         Section 1.02   Other Definitions..............................................................  4
         Section 1.03    Incorporation by Reference of
                              Trust Indenture Act......................................................  4
         Section 1.04   Rules of Construction..........................................................  5

                                   ARTICLE 2.
                                 THE SECURITIES

         Section 2.01   Issuable in Series.............................................................  5
         Section 2.02   Establishment of Terms and
                             Form of Series of Securities and Guarantees ..............................  5
         Section 2.03   Execution, Authentication,

                             and Delivery..............................................................  8
         Section 2.04   Registrar and Paying Agent. .................................................... 9
         Section 2.05   Payment on Securities.......................................................... 10
         Section 2.06   Paying Agent to Hold Money in Trust............................................ 11
         Section 2.07   Securityholder lists; Ownership of Securities ................................. 11
         Section 2.08   Transfer and Exchange.......................................................... 11
         Section 2.09   Replacement Securities......................................................... 13
         Section 2.10   Outstanding Securities......................................................... 13
         Section 2.11   Treasury Securities............................................................ 14
         Section 2.12   Temporary Securities........................................................... 14
         Section 2.13   Cancellation................................................................... 15
         Section 2.14   Defaulted Interest............................................................. 15
         Section 2.15   Global Securities.............................................................. 15
         Section 2.16   Unconditional Guarantee.........................................................16
         Section 2.17   Execution of Guarantees.........................................................18
         Section 2.18    Assumption by Guarantor........................................................18


                                   ARTICLE 3.
                                   REDEMPTION


         Section 3.01    Notice to Trustee............................................................. 18
         Section 3.02   Selection of Securities to be Redeemed..........................................19
         Section 3.03   Notice of Redemption........................................................... 19
         Section 3.04   Effect of Notice of Redemption................................................. 20
         Section 3.05   Deposit of Redemption Price.................................................... 20
         Section 3.06   Securities Redeemed in Part.................................................... 20


                                   ARTICLE 4.
                                    COVENANTS


         Section 4.01   Payment of Securities.......................................................... 20
         Section 4.02   Reports by the Guarantor........................................................21
         Section 4.03   Lien on Assets................................................................. 21


                                   ARTICLE 5.
                              SUCCESSOR CORPORATION


         Section 5.01   When the Company May Merge, etc................................................ 22
         Section 5.02   When the Guarantor May Merge, etc.............................................. 22


                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES


         Section 6.01   Events of Default.............................................................. 22
         Section 6.02   Acceleration................................................................... 24
         Section 6.03   Other Remedies Available to Trustee............................................ 24
         Section 6.04   Waiver of Existing Defaults. .................................................. 24
         Section 6.05   Control by Majority............................................................ 24
         Section 6.06   Limitation on Suits by Securityholders..........................................25
         Section 6.07   Rights of Holders to Receive Payment........................................... 25
         Section 6.08   Collection Suits by Trustee.................................................... 25
         Section 6.09   Trustee May File Proofs of Claim............................................... 25
         Section 6.10  Priorities...................................................................... 26
         Section 6.11  Undertaking for Costs........................................................... 26


                                   ARTICLE 7.
                                     TRUSTEE

         Section 7.01  Duties of Trustee............................................................... 26
         Section 7.02  Rights of Trustee............................................................... 27
         Section 7.03  Individual Rights of Trustee.................................................... 28
         Section 7.04  Trustee's Disclaimer............................................................ 28
         Section 7.05  Notice of Defaults.............................................................. 28
         Section 7.06  Reports by Trustee to Holders................................................... 28
         Section 7.07  Compensation and Indemnity...................................................... 29
         Section 7.08  Replacement of Trustee.......................................................... 29
         Section 7.09  Successor Trustee, Agents

                            by Merger, etc............................................................. 31
         Section 7.10  Eligibility; Disqualification................................................... 31
         Section 7.11  Preferential Collection

                             of Claims Against the Company............................................. 31

                                   ARTICLE 8.
                             DISCHARGE OF INDENTURE

         Section 8.01  Termination of the Company's

                             and the Guarantor's Obligations........................................... 32
         Section 8.02  Application of Trust Money...................................................... 33
         Section 8.03  Repayment to the Company or the Guarantor....................................... 33
         Section 8.04  Indemnity for Government Obligations............................................ 33


                                   ARTICLE 9.
                             AMENDMENTS AND WAIVERS

         Section 9.01  Without Consent of Holders...................................................... 33
         Section 9.02  With Consent of Holders......................................................... 34
         Section 9.03  Compliance with Trust Indenture Act............................................. 35
         Section 9.04  Revocation and Effect of Consents............................................... 35
         Section 9.05  Notation on or Exchange of Securities........................................... 35
         Section 9.06  Trustee Protected............................................................... 35

                                   ARTICLE 10.
                                  SINKING FUNDS

         Section 10.01  Applicability of Article....................................................... 36
         Section 10.02  Satisfaction of Sinking

                             Fund Payments with Securities............................................. 36
         Section 10.03  Redemption of Securities
                             for Sinking Fund.......................................................... 36


                                   ARTICLE 11.
                                  MISCELLANEOUS

         Section 11.01  Trust Indenture Act Controls................................................... 37
         Section 11.02  Notices........................................................................ 37
         Section 11.03  Communication by Holders

                             with Other Holders........................................................ 38
                  Section 11.04  Certificate and Opinion as
                             to Conditions Precedent................................................... 38
                  Section 11.05  Statements Required in
                             Certificate or Opinion.................................................... 39
         Section 11.06  Rules by Trustee and Agents.................................................... 39
         Section 11.07  Legal Holidays................................................................. 39
         Section 11.08  Governing Law.................................................................. 39
         Section 11.09  No Adverse Interpretation
                             of Other Agreements....................................................... 39
         Section 11.10  No Recourse Against Others..................................................... 40
         Section 11.11  Execution in Counterparts...................................................... 40


                                   ARTICLE 12.
                      REPAYMENT AT THE OPTION OF THE HOLDER

         Section 12.01  Applicability of Article 10 ....................................................40
         Signatures.....................................................................................41


         -----------------
         *This Table of Contents does not constitute part of this Indenture.

         INDENTURE  dated as of June 29,  1998  among U S WEST  CAPITAL
FUNDING, Inc., a Colorado corporation (the "Company"), U S WEST, Inc., a Delaware corporation (the "Guarantor"), and The First National Bank of Chicago, a national banking association (the "Trustee").


                    RECITALS OF THE COMPANY AND THE GUARANTOR

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured and unsubordinated debentures, notes, or other evidences of indebtedness ("Securities") as herein provided.

     The Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantees of the Securities on the terms herein provided (the "Guarantees").

     All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:


                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01 Definitions.

     "Affiliate"  means  any  person  directly  or  indirectly   controlling  or
controlled by, or under direct or indirect common control with, the Company, or the Guarantor, as the case may be.

     "Agent" means any Paying Agent, Registrar or transfer agent as may be appointed by the Company from time to time.

     "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each business day. Whenever successive weekly publications in an Authorized Newspaper are required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

     "Board of Directors" mean the Board of Directors of the Company or the Guarantor, as the case may be, or any duly authorized committee thereof.

     "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been adopted by the Board of Directors and to be in full force and effect on the date of the certificate.

     "Company" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

     "Company Order" means an order signed by two Officers of the Company.

     "Depositary" means, with respect to Securities of any Series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.15.

     "Default" means any event which is, or after notice or passage of time would be, an Event of Default.


     "Guarantee"  means the agreement of the Guarantor in the form, set forth in
Section 2.16 hereof, to be endorsed on the Securities authenticated and delivered hereunder.


     "Guarantor" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

     "Global Security" means, with respect to any Series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

     "Holder" or "Securityholder" means a bearer of an Unregistered Security or of a coupon appertaining thereto or a person in whose name a Registered Security is registered on the Registrar's books.

     "Indenture" means this Indenture as amended or supplemented from time to time and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

     "Interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

     "Officer" means the President, any Executive Vice-President, Vice President, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Comptroller or any Assistant Comptroller of the Company or the Guarantor, as the case may be.

     "Officers' Certificate" means a certificate signed by two Officers of the Company or the Guarantor, as the case may be.

     "Opinion of Counsel" means a written opinion of legal counsel who is acceptable to the Company, the Guarantor and the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02.

     "Principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

     "Registered Security" means any Security issued hereunder and registered as to principal and interest by the Registrar.

     "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors or trustees, the chairman or any vice-chairman of the executive committee of the board of directors or trustees, the president, any executive vice-president, any senior vice-president, any vice-president, any assistant vice-president, the treasurer, the secretary, any trust officer, any second or assistant vice-president, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

     "SEC" means the Securities and Exchange Commission.

     "Series" or Series of Securities" means a series of Securities.

     "Securities" means the debentures, notes, or other obligations of the Company issued, authenticated, and delivered under this Indenture.


     "Subsidiary" means any corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company and/or by one or more other Subsidiaries. For purposes of such definition, "voting stock" means stock ordinarily having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "TIA"  means  the  Trust   Indenture  Act  of  1939  (15  U.S.C.   Sections
777aaa-777bbb) as in effect on the date of this Indenture, except as provided in
Section 9.03.


     "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to that Series.

     "U.S. Person" means a citizen, national, or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust which is subject to United States federal income taxation regardless of its source of income.

     "Unregistered Security" means any Security issued hereunder which is not a Registered Security.

     "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a Series of Securities or, if applicable, at the most recent determination of interest on such Series in accordance with accepted financial practice.

      Section 1.02 Other Definitions.


         .                                                                                 INDENTURE
                  TERM                                                                      SECTION
                  ----                                                                      --------


         "Bankruptcy Law"................................................................     6.01
         "Custodian".....................................................................     6.01
         "Event of Default"..............................................................     6.01
         "Legal Holiday".................................................................    11.07
         "Paying Agent"..................................................................     2.04
         "Registrar".....................................................................     2.04
         "U.S. Government Obligations"...................................................     8.01

         Section 1.03  Incorporation by Reference of Trust Indenture Act.
                       --------------------------------------------------

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.
         "indenture securities" means the Securities.
         "indenture security holder" means a Holder or a Securityholder. "indenture to be qualified" means this Indenture.
         "indenture trustee" or "institutional trustee" means the Trustee. "obligor" on the indenture securities means the Company and the Guarantor, if and as long as the Guarantor is liable with respect to any payment of principal of, premium, if any, and interest on any Security as a result of the Company's default in the timely payment of any amount due with respect to any Security.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute, or defined by SEC rule under the TIA have the meanings assigned to them therein.

                  Section 1.04  Rules of Construction.

                  Unless the context otherwise requires:

         (1)      a term has the meaning assigned to it;
         (2)      an  accounting  term not  otherwise  defined  has the  meaning
                  assigned  to  it  in  accordance   with   generally   accepted
                  accounting principles;
         (3)      "or" is not exclusive; and
         (4) words in the singular include the plural, and words in the plural include the singular.

                                   ARTICLE 2.
                                 THE SECURITIES

     Section 2.01 Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. There may be Registered Securities and Unregistered Securities within a Series and the Unregistered Securities may be subject to such restrictions, and contain such legends, as may be required by United States laws and regulations. All Series of Securities shall be equally and ratably entitled to the benefits of this Indenture.


     Section 2.02 Establishment of Terms and Form of Series of Securities and Guarantees.


          (a) At or prior to the issuance of any Series of Securities, the following shall be established by a Company Board Resolution, by one or more Officers of the Company pursuant to a Company Board Resolution, or by an indenture supplemental hereto:

               (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from the Securities of any other Series and from any other securities issued by the Company);

               (2) any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.08, 2.09, 2.12, 3.06 or 9.05);

               (3) the date or dates on which the principal of the Securities of the Series is payable;

               (4) the rate or rates at which the Securities of the Series shall bear interest, if any, or the manner of determining such rate or rates of interest, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable, and, with respect to Registered Securities, the record date for the interest payable on any interest payment date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

               (5) the place or places where the principal of and interest on Registered and Unregistered, if any, Securities of the Series shall be payable;

               (6) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

               (7) the obligation, if any, of the Company to redeem or purchase Securities of the Series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (8) if in other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

               (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02;

               (10) whether Securities of the Series shall be issuable as Registered Securities or Unregistered Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale or delivery of Unregistered Securities and whether, and the terms upon which, Unregistered Securities of a Series may be exchanged for Registered Securities of the same Series and vice versa;

               (11) whether and under what circumstances the Company will pay additional amounts on the Securities of that Series held by a person who is not a U.S. person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

               (12) the form or forms of the Securities (or forms thereof if Unregistered and Registered Securities shall be issuable in such Series), including such legends as may be required by United States laws or regulations, the form of any coupons or temporary global Security which may be issued and the forms of any certificates, opinions or other documents which may be required hereunder or under United States laws or regulations in connection with the offering, sale, delivery or exchange of Unregistered Securities;

               (13) whether the Securities of the Series are issuable as a Global Security and, in such case, the identity of the Depositary for such Series;

               (14) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currency, in which payment of the principal of and premium, if any, or interest on the Securities of the Series shall be payable;

               (15) if the principal of or interest on the Securities of the Series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency, including composite currency, in which payment of the principal of and premium, if any, or interest on Securities of such Series as to which such election is made shall be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;


               (16) if the amount of payments of principal of or interest on the Securities of the Series may be determined with reference to an index based on coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined; and


               (17) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture), including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of that Series.

                  (b) All Securities of any one Series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and maturity and currency and, except as may otherwise be provided in or pursuant to a Company Board Resolution or a certificate delivered pursuant to
Section 2.02(c) or in an indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

                  (c) If the terms and form or forms of any Series of Securities are established by or pursuant to a Company Board Resolution, the Company shall deliver a copy of such Board Resolution to the Trustee at or prior to the issuance of such Series with (1) the form or forms of the Securities which have been approved attached thereto; or (2) if such Board Resolution authorizes a specific Officer or Officers to establish the terms and form or forms of the Securities, a certificate of such Officer or Officers establishing or providing for the establishment of the terms and form or forms of the Securities, with such form or forms of the Securities attached to the certificate establishing such form or forms.

                  (d) Unregistered Securities and their coupons must have the following statement on their face: "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Section 165(j) and 1287 of the Internal Revenue Code of 1986, as amended."


                  (e) At or prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall comply with the terms of
Section 2.16 hereof, shall be established by an Officers' Certificate of the Guarantor.

                  Section 2.03  Execution, Authentication, and Delivery.


                  (a) The Securities shall be executed on behalf of the Company by, and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor by, its President, an Executive Vice President or a Vice President, and by its Treasurer or an Assistant Treasurer, or its Secretary or an Assistant Secretary. Signatures shall be manual or facsimile. The Company's seal shall be reproduced on the Securities and may, but need not, be attested. The Guarantor's seal shall be reproduced on the Guarantees and may, but need not, be attested. The coupons of Unregistered Securities shall bear the facsimile signature of the Treasurer or an Assistant Treasurer of the Company.

                  (b) If an Officer whose signature is on a Security, a Guarantee or coupon no longer holds that office at the time the Security or the Guarantee is authenticated, the Security, Guarantee or coupon shall be valid nevertheless.


                  (c) A Security or Guarantee thereon shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent, and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Each Unregistered Security shall be dated the date of its authentication.


                  (d) The Trustee (or an authenticating agent appointed pursuant to Section 2.03(f)) shall at any time, and from time to time, authenticate and deliver Securities of any Series executed and delivered by the Company with Guarantees endorsed thereon for original issue in an unlimited aggregate principal amount, upon receipt by the Trustee (or an authentication agent) of
(i) a Company Order or directions pursuant to such a Company Order for the authentication and delivery of such Securities; (ii) if the terms and form or forms of the Securities of such Series have been established by or pursuant to a Board Resolution as permitted pursuant to Section 2.02, a copy of such Board Resolution and any certificate that may be required pursuant to Section 2.02(c);
(iii) an Officers' Certificate of the Guarantor establishing the terms of the Guarantees; and (iv) an Opinion of Counsel stating:


         (1) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such form has been established in conformity with provisions of this Indenture;

         (2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such terms have been established, or provision has been made for their establishment, in conformity with the provisions of this indenture; and


         (3) that such Securities and Guarantees, when authenticated and delivered by the Trustee (or an authenticating agent) and issued by the Company or the Guarantor, as applicable, in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company or the Guarantor, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.


         If the terms and form or forms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.02, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the foregoing, until the Company has notified the Trustee and the Registrar that, as a result of the action described, the Company would not suffer adverse consequences under the provisions of United States law or regulations in effect at the time of the delivery of Unregistered Securities,
(i) delivery of Unregistered Securities will be made only outside the United States and its possessions, and (ii) Unregistered Securities will be released in definitive form to the person entitled to physical delivery thereof only upon presentation of a certificate in the form prescribed by the Company.

                  (e) The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution (or certificate of an Officer or Officers) or supplemental indenture pursuant to Section 2.02 or in any additional Board Resolution or supplemental indenture which shall reopen a Series of Securities pursuant to Section 2.02.

                  (f) The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

                  Section 2.04  Registrar and Paying Agent.


                  The Company shall maintain for each Series of Securities an office or agency where Registered Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where (subject to Sections 2.05 and 2.08) Securities may be presented for payment ("Paying Agent"). With respect to any Series of Securities issued in whole or in part as Unregistered Securities, the Company shall maintain one or more Paying Agents located outside the United States and its possessions and shall maintain such Paying Agents for a period of two years after the principal of such Unregistered Securities has become due and payable. During any period thereafter for which it is necessary in order to conform to United States tax law or regulations, the Company will maintain a Paying Agent outside the United States and its possessions to which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice. The Registrar shall keep a register with respect to each Series of Securities issued in whole or in part as Registered Securities and as to their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for each Series of Securities and the Company may terminate the appointment of any co-Registrar. The term "Paying Agent" includes any additional Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.


                  Section 2.05  Payment on Securities.


     (a) Subject to the following provisions, the Company will pay to the Trustee or the Paying Agent the amounts, in such coin or currency as is at the time legal tender for the payment of public or private debt, at the times and for the purposes set forth herein and in the text of the Securities Series, and the Company hereby authorizes and directs the Trustee or the Paying Agent, from funds so paid to it, to make or cause to be made payment of the principal of, interest, and premium if any, on the Securities and coupons of each Series as set forth herein and in the text of such Securities and coupons. The Trustee will arrange directly with any Paying Agent for the payment, or the Trustee will make payment, from funds furnished by the Company, of the principal of, interest, and premium if any, on the Securities and coupons of each Series by check drawn upon a bank specified by the Company and acceptable to the Trustee.


     (b) Interest, if any, on Registered Securities of a Series shall be paid on each interest payment date for such Series to the Holder thereof at the close of business on the relevant record dates specified in the Securities of such Series. The Company may pay such interest by check mailed to such Holder's address as it appears on the register for Securities of such Series. Principal of Registered Securities shall be payable only against presentation and surrender thereof at the office of the Paying Agent in The City of New York, unless the Company shall have otherwise instructed the Trustee in writing.

     (c) To the extent provided in the Securities of a Series, (i) interest, if any, on Unregistered Securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature; and (ii) original issue discount (as defined in Section 1273 of the Internal Revenue Code of 1986, as amended), if any, on Unregistered Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside of the United States and its possessions, unless the Company shall have otherwise instructed the Trustee in writing. Principal of Unregistered Securities shall be paid only against presentation and surrender thereof as provided in the Securities of a Series. If at the time a payment of principal of or interest, if any, or original issue discount, if any, on an Unregistered Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States and its possessions is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States currency, then the Company will instruct the Trustee in writing as to how and when such payment will be made and may instruct the Trustee to make such payments at the office of a Paying Agent located in the United States, provided that the Company has determined that provision for such payment in the United States would not cause such Unregistered Security to be treated as a "registration-required obligation" under United States law and regulations. Unless otherwise instructed in writing by the Company, no payments of interest, original issue discounts, or principal with respect to Unregistered Securities shall be made by a Paying Agent (i) by transfer of funds into an account maintained by the payee in the United States, (ii) mailed to an address in the United States, or (iii) paid to a United States address by electronic funds transfer.


                  Section 2.06  Paying Agent to Hold Money in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders of any or all Series of Securities, or the Trustee, all money held by the Paying Agent for the payment of principal or interest on such Series of Securities, and that the Paying Agent will notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it for the payment of principal or interest on any Series of Securities and hold such money as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon so doing, the Paying Agent shall have no further liability for the money so paid. The Trustee or the Paying Agent may allow and credit to the Company (or any other obligor on the Securities) interest on any monies received by it hereunder at such rate as may be agreed upon with the Company (or any other obligor on the Securities) from time to time and as may be permitted by law.

                  Section 2.07  Securityholder Lists; Ownership of Securities.

                  (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each Series of Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Registrar, the Company, the Guarantor, or any of the Paying Agents other than the Trustee as to the names and addresses of Holders of each such Series of Securities.


                  (b) Ownership of Registered Security of a Series shall be proved by the register for such Series kept by the Registrar. Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities, or by a certificate or affidavit executed by the person holding such Unregistered Securities, or by a depository with whom such Unregistered Securities were deposited if the certificate or affidavit is satisfactory to the Trustee. The Company, the Trustee, the Guarantor, and any agent of the Company may treat the bearer or any Unregistered Security or coupon and the person in whose name a Registered Security is registered as the absolute owner thereof for all purposes.


                  Section 2.08  Transfer and Exchange.


                  (a) Where Registered Securities of a Series are presented to the Registrar with a request to register their transfer or to exchange them for an equal principal amount of Registered Securities of the same Series containing identical terms and provisions and date of maturity of other authorized denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met.


                  (b) If both Registered and Unregistered Securities are authorized for a Series of Securities and the terms of such Securities permit,
(i) Unregistered Securities may be exchanged for an equal principal amount of Registered or Unregistered Securities containing identical terms and provisions of the same Series and date of maturity in any authorized denominations upon delivery to the Registrar (or a Paying Agent, if the exchange is for Unregistered Securities) of the Unregistered Security with all unmatured coupons and all matured coupons in default appertaining thereto and if all other requirements of the Registrar (or such Paying Agent) and such Securities for such exchange are met, and (ii) Registered Securities may be exchanged for an equal principal amount of Unregistered Securities of the same Series and date of maturity in any authorized denominations (except that any coupons appertaining to such Unregistered Securities which have matured and have been paid shall be detached) upon delivery to the Registrar of the Registered Securities and if all other requirements of the Registrar (or such Paying Agent) and such Securities for such exchange are met.


                  Notwithstanding the foregoing, the exchange of Unregistered Securities for Registered Securities or Registered Securities for Unregistered Securities will be subject to the satisfaction of the provisions of United States law and regulations in effect at the time of such exchange, and no exchange of Registered Securities for Unregistered Securities will be made until the Company has notified the Trustee and the Registrar that, as a result of such exchange, neither the Company nor the Guarantor would suffer adverse consequences under the provisions of United States law or regulations.


                  (c) To permit  registrations  of transfers  and  exchanges the
Trustee (or an authenticating agent) shall authenticate Securities upon instructions of the Registrar or, if applicable, a Paying Agent upon surrender of Securities for registration of transfer or for exchange as provided in this Section. The Company will not make any charge for any registration of transfer or exchange but may require the payment by the party requesting such registration of transfer or exchange of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                  (d) Neither the  Company nor the  Registrar  shall be required
(i) to issue, register the transfer of or exchange Securities of any Series for the period of 15 days immediately preceding the selection of any such Securities to be redeemed, or (ii) to register the transfer of or exchange Securities of any Series selected, called, or being called for redemption as a whole or the portion being redeemed of any such Securities selected, called, or being called for redemption in part.


                  (e)  Unregistered   Securities  or  any  coupons  appertaining
thereto shall be transferable by delivery.

                  Section 2.09  Replacement Securities.


                  (a) If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee (or an authenticating agent), the Company shall issue (with the Guarantee thereon executed by the Guarantor) and the Trustee (or an authenticating agent) shall authenticate a replacement Registered Security, if such surrendered security was a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was an Unregistered Security of the same Series and containing identical terms and provisions, if the Trustee's (or authenticating agent's) requirements are met.

                  (b) If the Holder of a Security claims that the Security or any coupon appertaining thereto has been lost, destroyed, or wrongfully taken, the Company shall issue (with the Guarantee thereon executed by the Guarantor) and the Trustee (or an authenticating agent), shall authenticate a replacement Registered Security, if such Holder's claim pertains to a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the lost, destroyed, or wrongfully taken Unregistered Security or the Unregistered Security to which such lost, destroyed, or wrongfully taken coupon appertains, if such Holder's claim pertains to an Unregistered Security, of the same Series and containing identical terms and provisions, if the Trustee's requirements are met; provided, however, that the Trustee (or an authenticating agent), the Guarantor, or the Company may require any such Holder to provide to the Trustee and the Company security or indemnity sufficient in the judgment of the Guarantor or the Company and the Trustee (or an authenticating agent) to protect the, the Guarantor, Company, the Trustee (or an authenticating agent) and any Agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee (or an authenticating agent) may charge the party requesting a replacement Security for its expenses in replacing a Security.

                  (c) Every replacement Security is an additional obligation of the Company. Every replacement Guarantee is an additional obligation of the Guarantor.

                  (d) Notwithstanding anything to the contrary contained herein, replacement Securities need not be issued in any of the circumstances described in Section 2.09 if the Company, the Guarantor, or the Trustee (or an authenticating agent) have notice that the mutilated, lost, destroyed, or wrongfully taken Security has been acquired by a bona fide purchaser.


                  Section 2.10  Outstanding Securities.

                  (a) Securities outstanding at any time are all Securities authenticated by the Trustee (or an authenticating agent), except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                  (b) If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding until the Trustee (or an authenticating agent), receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  (c) If the Paying Agent holds on a redemption date or maturity date money or U.S. Government Obligations sufficient to pay all amounts due on Securities of any Series on that date, then on and after that date, all Securities of such Series cease to be outstanding and interest on them ceases to accrue.


                  (d) A Security does not cease to be outstanding because the Company, the Guarantor, or an Affiliate of either of them holds the Security.


                  (e) In determining whether the Holders of the requisite principal amount of outstanding Securities of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose,
(i) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02; and (ii) the principal amount of any security denominated in a currency other than United States dollars that shall be deemed to be outstanding for such purposes shall be that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date for such determination or action (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such determination or action), in each case, as the Company shall specify in a written notice to the Trustee.

                  Section 2.11  Treasury Securities.


                  In determining whether the Holders of the requisite principal amount of Securities of any Series have concurred in any direction, waiver, or consent, Securities of such Series owned by the Company, the Guarantor, or an Affiliate of either of them shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver, or consent, only Securities of such Series which the Trustee knows are so owned shall be so disregarded.


                  Section 2.12  Temporary Securities.


                  (a) Until definitive Registered Securities of any Series are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Registered Securities of such Series having duly executed Guarantees endorsed thereon. Temporary Registered Securities of any Series shall be substantially in the form of definitive Registered Securities of such Series but may have variations that the Company and the Guarantor considers appropriate for temporary Securities. Every temporary Registered Security shall be executed by the Company, authenticated by the Trustee, and registered by the Registrar, upon the same conditions, and with like effect, as a definitive Registered Security. Without unreasonable delay, the Company and the Guarantor shall prepare and the Trustee shall authenticate definitive Registered Securities of the same Series and containing identical terms and provisions in exchange for temporary Registered Securities.

                  (b) Until definitive Unregistered Securities of any Series are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate one or more temporary Unregistered Securities, which may have coupons attached or which may be in the form of a single temporary global Unregistered Security of that Series. The temporary Unregistered Security or Securities of any Series shall be substantially in the form approved by or pursuant to a Board Resolution and shall be delivered to one of the Paying Agents located outside the United States and its possessions or to such other person or persons as the Company shall direct against such certification as the Company may from time to time prescribe by or pursuant to a Board Resolution. The temporary Unregistered Security or Securities of a Series shall be executed by the Company and the Guarantor and authenticated by the Trustee, upon the same conditions, and with like effect, as a definitive Unregistered Security of such Series, except as provided herein or therein. A temporary Unregistered Security or Securities shall be exchangeable for definitive Unregistered Securities containing identical terms and provisions at the time and on the conditions, if any, specified in the temporary Security.


                  Upon any exchange of a part of a temporary Unregistered Security of a Series for definitive Unregistered Securities of such Series, the temporary Unregistered Security shall be endorsed by the Trustee or Paying Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of definitive Unregistered Securities of such Series so exchanged and endorsed.

                  Section 2.13  Cancellation.


                  The Company or the Guarantor at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them for registration of transfer, or for exchange, or for payment. Except as otherwise required by this Indenture, the Trustee shall cancel all Securities and coupons surrendered for registration of transfer, or for exchange, payment, or cancellation and will dispose of canceled Securities and coupons as the Company directs; provided, however, that any Unregistered Securities of a Series delivered to the Trustee for exchange prior to maturity shall be retained by the Trustee for reissue as provided herein or in the Securities of such Series. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.


                  Section 2.14  Defaulted Interest.


                  If the Company or the Guarantor defaults on a payment of interest on a Series of Securities, either of them shall pay the defaulted interest as provided in such Securities or in any lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed.


                  Section 2.15  Global Securities.

                  (a) If the Company shall establish pursuant to Section 2.01 that the Securities of a particular Series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.03, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the outstanding Securities of such Series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Except as otherwise provided in Section 2.15 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

                  (b) Notwithstanding the provisions of Section 2.08, the Global Security of a Series may be transferred, in whole but not in part and in the manner provided in Section 2.08, only to another nominee of the Depositary for such Series, or to a successor Depositary for such Series selected or approved by the Company or to a nominee of such successor Depositary.

                  (c) If at any time the Depositary for a Series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Series or if at any time the Depositary for such Series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section
2.15 shall no longer be applicable to the Securities of such Series and the Company will execute, and subject to Section 2.08, the Trustee will authenticate and deliver the Securities of such Series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such Series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any Series shall no longer be represented by a Global Security and that the provisions of this
Section 2.15 shall no longer apply to the Securities of such Series. In such event the Company will execute and subject to Section 2.08, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such Series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such Series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities issued in exchange for the Global Security pursuant to this
Section 2.15(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                  Section 2.16 Unconditional Guarantee.
                               (Form of Guarantee)

                  FOR VALUE RECEIVED, the Guarantor, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, sinking funds payment, if any, premium, if any, or interest on said Security, when and as the same shall be become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.


                  The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, or interest on said Security is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, sinking fund payment, if any, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Company.


                  The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

                  The Guarantor shall be subrogated to all rights of the Holder of said Security against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

                  Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Company on the Securities to the Holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C.
Section 547 and such payment is paid by such Holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

                  This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until a certificate of authentication on such Security shall have been signed by the Trustee (or the authenticating agent).

                  This Guarantee shall be governed by the laws of the State of New York.


                  IN WITNESS WHEREOF, U S WEST, Inc. has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized and has caused a facsimile of its corporate seal to be affixed hereto or imprinted or otherwise reproduced hereon.


                  Section 2.17 Execution of Guarantees.

                  To evidence the Guarantee to the Securityholders  specified in
Section 2.16, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee (or the authentication agent). Each such Guarantee shall be signed on behalf of the Guarantor as set forth in
Section 2.03 prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee (or the authenticating agent), after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

                  Section 2.18 Assumption by Guarantor.

                  (a) The Guarantor may, without the consent of the Securityholders, assume all of the rights and obligations of the Company hereunder with respect to a Series of Securities and under the Securities of such Series if, after giving effect to such assumption, no Default or Event of Default shall have occurred and be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such Series.


                  (b) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a Series of Securities and under the Securities of such Series if, upon a default by the Company in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 2.16 with respect to such Series of Securities. Such assumption shall result in the Securities of such Series becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of the Securities of any Series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such Series.


                                   ARTICLE 3.
                                   REDEMPTION

                  Section 3.01 Notice to the Trustee.


                  The Company may, with respect to any Series of Securities, reserve the right to redeem and pay the Series of Securities or any part thereof, or may covenant to redeem and pay the Series of Securities or any part thereof, before maturity at such time and on such terms as provided for in such Securities. The election of the Company to redeem any Securities shall be evidenced by a Company Order. In case of any redemption at the election of the Company of all or less than all of the Securities of any Series with the same issue date, interest rate, and stated maturity, the Company shall, at least 60 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount and redemption price of Securities of such Series to be redeemed.


                  Section 3.02 Selection of Securities to be Redeemed.


                  If less than all the Securities of any Series with the same issue date, interest rate, and stated maturity are to be redeemed, the particular Securities to be redeemed shall be selected, not more than 60 days prior to the redemption date, by the Trustee from the outstanding Securities of such Series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such Series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such Series not redeemed to less than the minimum denomination for a Security of that Series established pursuant to
Section 2.02. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption by it and, in the case of any Securities selected for partial redemption, the amount thereof to be redeemed.


                  Section 3.03  Notice of Redemption.

                  (a) At least 30 days, but not more than 90 days before a redemption date, unless a shorter period is specified in the Securities to be redeemed, the Company shall mail a notice of redemption by first-class mail to each Holder of Registered Securities that are to be redeemed.

                  (b) If Unregistered Securities are to be redeemed, notice of redemption shall be published in an Authorized Newspaper in each of The City of New York, London, and, if such Securities to be redeemed are listed on the Luxembourg Stock Exchange, Luxembourg once in each of four successive calendar weeks, the first publication to be not less than 30 nor more than 90 days before the redemption date.

                  (c) All notices shall identify the Series of Securities to be redeemed and shall state:

                         (1)  the redemption date;

                         (2)  the redemption price;

                         (3) if less than all the  outstanding  Securities  of
                    a Series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                         (4)  the name and address of the Paying Agent;

                         (5) that Securities of the Series called for redemption
                    and all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the redemption price; and

                         (6) that  interest on  Securities  of the Series called
                    for redemption ceases to accrue on and after the redemption date.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

                  If the Company gives the notice of redemption, the Company shall promptly provide the Trustee with evidence satisfactory to the Trustee of its compliance with the notice requirements of this section.

                  Section 3.04  Effect of Notice of Redemption.

                  Once notice of redemption is mailed or published, Securities of a Series called for redemption become due and payable on the redemption date and from and after such date (unless the Company shall default in the payment of the redemption price) such Securities shall cease to bear interest. Upon surrender to the Paying Agent of such Securities together with all unmatured coupons, if any, appertaining thereto, such Securities shall be paid at the redemption price plus accrued interest to the redemption date, but installments of interest due on or prior to the redemption date will be payable, in the case of Unregistered Securities, to the bearers of the coupons for such interest upon surrender thereof, and, in the case of Registered Securities, to the Holders of such Securities of record at the close of business on the relevant record dates.

                  Section 3.05  Deposit of Redemption Price.

                  On or before the redemption date, the Company shall deposit with the Trustee or the Paying Agent money sufficient to pay the redemption price of and (unless the redemption date shall be an interest payment date) interest accrued to the redemption date on all Securities to be redeemed on that date.

                  Section 3.06  Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee or the authenticating agent shall authenticate for the Holder of that Security a new Security or Securities of the same Series, the same form, and the same maturity in authorized denominations equal in aggregate principal amount to the unredeemed portion of the Security surrendered and having endorsed thereon a duly executed Guarantee.

                                   ARTICLE 4.
                                   COVENANTS

                  Section 4.01  Payment of Securities.


                  (a) The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided herein and in the Securities. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

                  (b) The Company shall pay interest on overdue principal of a Security of any Series at the rate of interest (or Yield to Maturity in the case of Original Issue Discount Securities) borne by such Security of that Series; to the extent lawful, it shall pay interest on overdue installments of interest at the same rate.


                  Section 4.02 Reports by the Guarantor.

                  The Guarantor covenants:


                  (a) To file with the Trustee, within 15 days after the Guarantor is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Guarantor may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or, if the Guarantor is not required to file information, documents or reports pursuant to either of such sections, to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the SEC, in accordance with the TIA or the rules and regulations prescribed from time to time by the SEC, such additional information, documents, and reports with respect to compliance by the Guarantor with the conditions and covenants provided for in this Indenture as may be required from time to time by the TIA or such rules and regulations; and

                  (c) to transmit by mail to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to subsections (a) and
(b) of this Section 4.02 as may be required by rules and regulations prescribed from time to time by the SEC.

                  Section 4.03  Lien on Assets.


                  If at any time the Company mortgages, pledges or otherwise subjects to any lien the whole or any part of any property or assets now owned or hereafter acquired by it, except as hereinafter provided in this Section 4.03, the Company will secure the outstanding Securities, and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge, or lien, for as long as any such indebtedness or obligation is so secured. The foregoing covenant does not apply (i) to the creation, extension, renewal or refunding of
(a) mortgages or liens created or existing at the time property is acquired, (b) mortgages or liens created within 180 days thereafter, or (c) mortgages or liens for the purpose of securing the cost of construction or improvement of property; or (ii) to the making of any deposit or pledge to secure public or statutory obligations or with any governmental agency at any time required by law in order to qualify the Company to conduct its business or any part thereof in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to workmen's compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission, or governmental agency as security incident to the proper conduct of any proceeding before it. Nothing contained in this Indenture prevents any entity other than the Company from mortgaging, pledging, or subjecting to any lien any of its property or assets, whether or not acquired from the Company or the Guarantor.

                                   ARTICLE 5.
                              SUCCESSOR CORPORATION

                  Section 5.01  When the Company May Merge, etc.

                  The Company may consolidate with, or merge into, or be merged into, or transfer or lease its properties and assets substantially as an entirety to, any person provided (i) that the person is a corporation which assumes by supplemental indenture all the obligations of the Company under the Securities and any coupons appertaining thereto and under this Indenture; and
(ii) that after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. Thereafter, all such obligations of the Company shall terminate.

                  Section 5.02      When the Guarantor May Merge, etc.

                  The Guarantor may consolidate with, or merge into, or be merged into, or transfer or lease its properties and assets substantially as an entirety to, any person provided (i) that the person is a corporation which assumes by supplemental indenture all the obligations of the Guarantor under the Guarantees and under this Indenture; and (ii) that after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. Thereafter, all such obligations of the Guarantor shall terminate.


                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

                  Section 6.01  Events of Default.

                  An "Event of Default" occurs with respect to the Securities of any Series if:


                  (1) the Company or the Guarantor default in the payment of interest on any Security of that Series when the same becomes due and payable and the Default continues for a period of 90 days;

                  (2) the Company or the Guarantor default in the payment of the principal of any Security of that Series when the same becomes due and payable at maturity, upon redemption, or otherwise;

                  (3) the Company or the Guarantor fail to comply with any of its other agreements in the Securities of that Series, in this Indenture, or in any supplemental indenture under which the Securities of that Series may have been issued, and the Default continues for the period and after the notice specified below;

                  (4) the Company or the Guarantor, pursuant to or within the meaning of any Bankruptcy Law:

                         (a)  commence a voluntary case,

                         (b) consent to the entry of an order for relief against
                    it in an involuntary case,

                         (c) consent to the  appointment of a Custodian of it or
                    for all or substantially all of its property, or

                         (d) make a general  assignment  for the  benefit of its
                    creditors; or

                  (5) a court of competent jurisdiction enters an order under any Bankruptcy Law that:

                         (a) is for relief  against the Company or the Guarantor
                    in an involuntary case,

                         (b) appoints a Custodian of the Company or the Guarantor, or for all or substantially all of its property, or

                         (c) orders the liquidation of the Company or the Guarantor,

and the order or decree remains unstayed and in effect for 90 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

     A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of all the outstanding Securities of that Series notify the Company or the Guarantor (and the Trustee in the case of notification by such Holders) of the Default and the Company or the Guarantor, as the case may be, does not cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied, and state that the notice is a "Notice of Default."

                  Section 6.02  Acceleration.


         If an Event of Default occurs with respect to the Securities of any Series and is continuing, the Trustee, by notice to the Company and the Guarantor, or the Holders of at least 25% in principal amount of all of the outstanding Securities of that Series, by notice to the Company, the Guarantor, and the Trustee, may declare the principal (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) of all the Securities of that Series to be due and payable. Upon such declaration, such principal (or, in the case of Original Issue Discount Securities, such specified amount) shall be due and payable immediately. The Holders of a majority in principal amount of all of the Securities of that Series, by notice to the Trustee, may rescind such a declaration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.


                  Section 6.03  Other Remedies Available to Trustee.


                  (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities of the Series that is in default or to enforce the performance of any provision of the Securities of that Series or this Indenture.

                  (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.


                  Section 6.04  Waiver of Existing Defaults.

                  The Holders of a majority in principal amount of any Series of Securities by notice to the Trustee may waive an existing Default with respect to that Series and its consequences, except a Default in the payment of the principal of or interest on any Security.

                  Section 6.05  Control by Majority.

                  The Holders of a majority in principal amount of the Securities of each Series affected (with each such Series voting as a class) may direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that would involve the Trustee in personal liability.

                  Section 6.06  Limitation on Suits by Securityholders.

                  A Securityholder may pursue a remedy with respect to this Indenture or the Securities of any Series only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the Securities of that Series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability, or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60 day period, the Holders of a majority in principal amount of the Securities of that Series do not give the Trustee a direction inconsistent with the request.

                  A Securityholder of any Series may not use this Indenture to prejudice the rights of another Securityholder of that Series or any other Series or to obtain a preference or priority over another Securityholder of that Series or any other Series.

                  Section 6.07  Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment or principal of and interest on the Security, on or after the respective due dates expressed in the Security, and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or to bring suit for the enforcement of any such payment, on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  Section 6.08  Collection Suits by Trustee.

                  If a Default specified in Section 6.01(1) or (2) occurs and continues for the period specified therein, if any, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantor for the whole amount of such principal and interest then in default.

                  Section 6.09  Trustee May File Proofs of Claim.


                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relating to the Company, the Guarantor or their creditors or property.


                  Section 6.10. Priorities.

                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  FIRST:  to the Trustee for amounts due under Section 7.07;

                  SECOND: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                  THIRD: to the person or persons lawfully entitled thereto, or as a court of competent jurisdiction may direct.

                  The Trustee may fix a record date (with respect to Registered Securities) and payment date for any such payment to Holders of Securities.

                  Any such record date shall not be less than 10 days nor more than 60 days prior to the applicable payment date.

                  Section 6.11.  Undertaking for Costs.

                  If any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable attorneys' fees against any party litigant in this suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the Securities of any Series.


                                   ARTICLE 7.
                                     TRUSTEE

                  Section 7.01  Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights, duties and powers under this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b)  Except during the continuance of an Event of Default:

                           (1) The Trustee need perform only those duties that are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon notices, certificates, opinions or other documents furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the notices, certificates, opinions or other documents to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) This paragraph does not limit the effect of paragraph (b) of this Section;

                           (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.04 and 6.05.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraph (a), (b), and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability, or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  Section 7.02  Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.


                  (b) Before the Trustee acts or refrains from acting, it may consult with counsel or require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the written advice of counsel acceptable to the Company, the Guarantor, and the Trustee, a certificate of an Officer or Officers delivered pursuant to Section 2.02(c), an Officers' Certificate, or an Opinion of Counsel.


                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) Except as otherwise provided in Section 7.01, the Trustee shall not be liable for any action or omission of any Agent which is not the Trustee.

                  Section 7.03  Individual Rights of Trustee.


                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, or one of its Affiliates with the same rights it would have if it were not Trustee, subject to Sections 7.10 and 7.11. Any Agent may do the same with like rights.


                  Section 7.04  Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or the Guarantees. It shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company or by the Company to any Holders or to any Paying Agent pursuant to the Indenture, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

                  Section 7.05  Notice of Defaults.

                  If a Default occurs and is continuing with respect to the Securities of any Series and if it is known to the Trustee, the Trustee shall mail to each Holder of a Security of that Series entitled to receive reports pursuant to Section 4.02(c) (and, if Unregistered Securities of that Series are outstanding, shall cause to be published at least once in an Authorized Newspaper in each of The City of New York, London, and, if Securities of that Series are listed on The Luxembourg Stock Exchange, Luxembourg) notice of the Default within 90 days after it occurs. Except in the case of a Default in payment on the Securities of any Series, the Trustee may withhold the notice if and so long as its Corporate Trust Committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Securityholders of that Series.

                  Section 7.06  Reports by Trustee to Holders.

                  (a) Within 60 days after each anniversary date of the first issue of a Series of Securities, the Trustee shall mail to each Securityholder of that Series entitled to receive reports pursuant to Section 4.02(c) a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

                  (b) At the time that it mails such a report to Securityholders of any Series, the Trustee shall file a copy of that report with the SEC and with each stock exchange on which the Securities of that Series are listed. The Company shall provide written notice to the Trustee when the Securities of any Series are listed on any stock exchange.

                  Section 7.07  Compensation and Indemnity.

                  (a) The Company and the Guarantor shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantor shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  (b) The Company and the Guarantor shall indemnify the Trustee against any loss or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. The Company and the Guarantor shall defend the claim, and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company and the Guarantor shall pay the reasonable fees and expenses of such counsel. Neither the Company nor the Guarantor need pay for any settlement made without its consent.

                  (c) Neither the Company nor the Guarantor need reimburse any expense or indemnify against any loss of liability incurred by the Trustee through negligence or bad faith.

                  (d) To secure the payment obligations of the Company and the Guarantor pursuant to this Section, the Trustee shall have a lien prior to the Securities of any Series on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities of a Series.

                  (e) If the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

                  Section 7.08  Replacement of Trustee.

                  (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.


                  (b) The Trustee may resign with respect to the Securities of any Series by so notifying the Company and the Guarantor. The Holders of a majority in principal amount of the Securities of any Series may remove the Trustee with respect to that Series by so notifying the Trustee, the Company, and the Guarantor and may appoint a successor Trustee for such Series with the Company's and the consent of the Guarantor.


                  (c) The Company and the Guarantor may remove the Trustee with respect to Securities of any Series if:


                        (1)  the Trustee fails to comply with Section 7.10;

                        (2)  the Trustee is adjudged a bankrupt or an insolvent;

                        (3) a receiver or public officer takes charge of the Trustee or its property; or

                        (4)  the Trustee becomes incapable of acting.


                  In addition, the Company and the Guarantor may remove the Trustee with respect to Securities of any Series without cause if the Company and the Guarantor give written notice to the Trustee of such proposed removal at least six months in advance of the proposed effective date of such removal;
provided, however, that such removal shall not become effective if a Default exists on the date of the giving of such notice or occurs prior to the date such removal is scheduled to become effective.

                  (d) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of any Series, the Company and the Guarantor shall promptly appoint a successor Trustee for such Series.

                  (e) If a successor Trustee with respect to the Securities of any Series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Guarantor, or the Holders of a majority in principal amount of the Securities of the applicable Series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) If the Trustee with respect to the Securities of any Series fails to comply with Section 7.10, any Securityholder of the applicable Series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.


                  (g) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Guarantor, and the Company. Thereupon, the resignation or removal of the retiring Trustee for any Series of Securities shall become effective, and the successor Trustee shall have all the rights, powers, and duties of the retiring Trustee with respect to all Series of Securities for which the successor Trustee is to be acting as Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee with respect to such Series of Securities to the successor Trustee subject to the lien provided for in Section 7.07. The Company shall give notice of each appointment of a successor Trustee for any Series of Securities by publishing notice of such event once in an Authorized Newspaper in each of The City of New York, London, and, if Securities of that Series are listed on The Luxembourg Stock Exchange, Luxembourg, and by mailing written notice of such event by first-class mail to the Holders of Securities of such Series entitled to receive reports pursuant to Section 4.02(c).


                  (h) All  provisions of this Section 7.08 except  subparagraphs
(c)(1) and (d) and the words "subject to the lien provided for in Section 7.07" in subparagraph (g) shall apply also to any Paying Agent located outside the U.S. and its possessions and required by Section 2.04.

                  (i)  In  case  of the  appointment  hereunder  of a  successor
Trustee with respect to the Securities of one or more (but not all) Series, the Company, the Guarantor, the retiring Trustee, and such successor Trustee shall execute and deliver a supplemental indenture wherein such successor Trustee shall accept such appointment, and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those Series to which the appointment of such successor Trustee relates; (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

                  Section 7.09  Successor Trustee, Agents by Merger, etc.

                  If the Trustee or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business assets to, another corporation, the successor corporation, without any further act, shall be the successor Trustee or Agent, as the case may be.

                  Section 7.10.  Eligibility; Disqualification.


                  This Indenture shall always have a Trustee with respect to each Series of Securities who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee is subject to TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9), except that there shall be excluded from the operation of TIA Section 310(b)(1) each Series of Securities and all indentures of the Company, the Guarantor, or any of their Affiliates now or hereafter existing which may be excluded under the proviso of TIA Section 310(b)(1).


                  Section 7.11. Preferential Collection of Claims Against the Company.

                  The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE 8.
                             DISCHARGE OF INDENTURE

                  Section 8.01 Termination of the Company's and the Guarantor's Obligations.


                  (a) The Company and the Guarantor reserve the right to terminate all of their obligations under the Securities and this Indenture with respect to the Securities of any Series or any installment of principal and premium, if any, or interest on that Series if the Company and the Guarantor irrevocably deposits in trust with the Trustee money or U.S. Government
Obligations sufficient to pay, when due, principal, premium, if any, and interest on the Securities of that Series to maturity or redemption or such installment of principal and premium, if any, or interest, as the case may be, and if all other conditions set forth in the Securities of that Series are met. The Company or the Guarantor shall designate the installment or installments of principal or interest to be so satisfied.


                  (b) However, the Company's and the Guarantor's obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 7.07, 7.08, 8.03 and 8.04
shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in Sections 7.07, 8.03 and 8.04 shall survive.

                  (c) Before or after a deposit, the Company or the Guarantor may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

                  (d) After a deposit by the Company or the Guarantor in accordance with this Section in respect of the Securities of a Series, the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantor's obligations under the Securities of the Series in respect of which the deposit has been made and under this Indenture with respect to the Securities of that Series except for those surviving obligations specified above.

                  (e) In order to have money available on a payment date to pay principal of and premium, if any, or interest on the Securities of any Series, the U.S. Government Obligations shall be payable as to principal of or interest on or before such payment date in such amounts as will provide the necessary money.
U.S. Government Obligations shall not be callable at the issuer's option.

                  (f)  "U.S. Government Obligations" means:

                         (i) direct  obligations of the United States of America
                    for the payment of which the full faith and credit of the United States of America is pledged; or

                         (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

                  Section 8.02  Application of Trust Money.

                  The Trustee shall hold money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Governmental Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities of each Series in respect of which the deposit shall have been made.


                  Section 8.03 Repayment to the Company or the Guarantor.

                  (a) Subject to the provisions of Section 7.07(d), the Trustee and the Paying Agent shall promptly pay to the Company or the Guarantor, as the case may be, upon request, any money or securities held by them at any time in excess of that required for the payment of principal, premium, if any, or interest on the Securities.

                  (b) The Trustee and the Paying Agent shall promptly pay to the Company or the Guarantor, as the case may be, upon request, any money held by them for the payment of principal or interest that remains unclaimed for two years. After that, Securityholders entitled to the money must look to the Company and the Guarantor for payment as general creditors unless an abandoned property law designates another person. Upon payment to the Company, or the Guarantor, the Trustee and Paying Agent are released of any further obligation or liability with respect to the utilization of such moneys.


                  Section 8.04  Indemnity for Government Obligations.

                  The Company and the Guarantor shall pay and shall indemnify the Trustee and each Securityholder of each Series in respect of which the deposit shall have been made against any tax, fee, or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such obligations.

                                   ARTICLE 9.
                             AMENDMENTS AND WAIVERS

                  Section 9.01  Without Consent of Holders.

                  The Company, the Guarantor, and the Trustee may enter into one or more supplemental indentures without consent of any Securityholder for any of the following purposes:


                  (1) to cure any ambiguity, defect, or inconsistency herein, in the Securities of any Series or in the Guarantees;


                  (2)  to comply with Article 5;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (4) to add to the covenants of the Company and the Guarantor for the benefit of the Holders of all or any Series of Securities (and if such covenants are to be for the benefit of less than all Series of Securities, stating that such covenants are expressly being included solely for the benefit of such Series) or to surrender any right or power herein conferred upon the Company;

                  (5) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;


                  (6) to secure the Securities pursuant to Section 4.03.


                  (7) to make any change that does not adversely affect the rights of any Securityholder in any material respect; or


                  (8) to provide for the issuance of and establish the form and terms and conditions of Securities of any Series and the Guarantees as provided in Section 2.02, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any Series of Securities, or to add to the rights of the Holders of any Series of Securities.


                  Section 9.02  With Consent of Holders.


                  (a) With the written consent of the Holders of a majority in principal amount of the outstanding Securities of each Series affected by such supplemental indenture (with each Series voting as a class), the Company, the Guarantor, and the Trustee may enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of this Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by Section 9.01, the rights of the Securityholders of each such Series. The Holders of a majority in principal amount of the outstanding Securities of each Series affected by such waiver (with each Series voting as a class), by notice to the Trustee, may waive compliance by the Company or the Guarantor with any provision of this Indenture, any supplemental indenture, or the Securities of any such Series, except a Default in the payment of the principal of or interest on any Security. However, without the consent of each Securityholder affected, an amendment or waiver may not:


          (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

          (2) change the rate of or change the time for payment of interest on any Security;

          (3) change the principal of or change the fixed maturity of any Security;

          (4) waive a Default in the payment of the principal of or interest on any Security;

          (5) make any Security payable in money other than that stated in the Security; or

          (6) make any change in Section 6.04, 6.07, or 9.02(a) (third sentence).

               (b) It is not necessary under this Section 9.02 for the Securityholders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

               (c) Promptly after the execution by the Company, the Guarantor, and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.02, the Company shall transmit by mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Registered Securities, as the names and addresses of such Holders appear on the register for each Series of Securities, and to such Holders of Unregistered Securities as are entitled to receive reports pursuant to Section 4.02(c). Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  Section 9.03  Compliance with Trust Indenture Act.

                  Every amendment to this Indenture or the Securities of one or more Series shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

                  Section 9.04  Revocation and Effect of Consents.

                  Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security even if a notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security if the Trustee receives a written notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder of each Series affected by such amendment or wavier.

                  Section 9.05 Notation on or Exchange of Securities.

                  The Trustee shall place an appropriate notation about an amendment or waiver on any Security of any Series thereafter authenticated. The Company, in exchange for Securities of that Series may issue and the Trustee shall authenticate new Securities of that Series that reflect the amendment or waiver.

                  Section 9.06  Trustee Protected.

                  The Trustee need not sign any supplemental indenture that adversely affects its rights or obligations.

                                   ARTICLE 10.
                                  SINKING FUNDS

                  Section 10.01  Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a Series, except as otherwise permitted or required by any form of Security of such Series issued pursuant to this Indenture.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such Series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any Series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.02. Each sinking fund payment shall be applied to the redemption of Securities of any Series as provided for by the terms of Securities of such Series.

                  Section 10.02 Satisfaction of Sinking Fund Payments with Securities.


                  The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such Series to be made pursuant to the terms of such Securities as provided for by the terms of such Series (1) deliver outstanding Securities of such Series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), and (2) apply as a credit Securities of such Series which have been redeemed either at the election of the Company pursuant to the terms of such Series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such Series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any Series in lieu of cash payments pursuant to this
Section 10.02, the principal amount of Securities of such Series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $500,000, the Trustee shall not call Securities of such Series for redemption, except upon Company Order, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that Series purchased by the Company having an unpaid principal amount equal to the cash payment required to be released to the Company.


                  Section 10.03  Redemption of Securities for Sinking Fund.


                  Not less than 60 days prior to each sinking fund payment date for any Series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuring mandatory sinking fund payment for that Series pursuant to the terms of that Series, the portion thereof, if any, which is to be satisfied by payment of cash, and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that Series pursuant to Section 10.02, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.03. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.04, 3.05 and 3.06.



                                   ARTICLE 11.
                                  MISCELLANEOUS

                  Section 11.01  Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with a provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  Section 11.02  Notices.


                  (a) Any notice or communication by the Company, the Guarantor, or the Trustee is duly given if in writing and delivered in person or mailed by certified mail:


                           if to the Company to:


                           U S WEST Capital Funding, Inc.
                           1801 California Street
                           Denver, Colorado  80202
                           Attention:  Treasurer and Corporate Counsel


                           if to the Guarantor to:

                           U S WEST, Inc.
                           1801 California Street
                           Denver, Colorado  80202
                           Attention:  Treasurer and Corporate Counsel

                           if to the Trustee to:

                           The First National Bank of Chicago
                           One First National Plaza
                           Suite 0126
                           Chicago, Illinois 60670-0126
                           Attention:  Corporate Trust Services Division

                  (b) The Company, the Guarantor, or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (c) Any notice or communication to Holders of Securities entitled to receive reports pursuant to Section 4.02(c) shall be mailed by first-class mail to the addresses for Holders of Registered Securities shown on the register kept by the Registrar and to addresses filed with the Trustee for other Holders. Failure to so mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders of Securities of that or any other Series entitled to receive notice.

                  (d) If a notice of communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                  (e) If the Company or the Guarantor mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and to each Agent at the same time.

                  (f) If it shall be impractical in the opinion of the Trustee, the Guarantor, or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

                  Section 11.03  Communication by Holders with Other Holders.

                  Securityholders of any Series may communicate  pursuant to TIA
Section 312(b) with other Securityholders of that Series or of all Series with respect to their rights under this Indenture or under the Securities of that Series or of all Series. The Company, the Guarantor, the Trustee, the Registrar, and anyone else shall have the protection of TIA Section 312(c).

                  Section 11.04 Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or the Guarantor to the Trustee to take any action under this Indenture, the Company or the Guarantor shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Section 11.05  Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;


                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 11.06  Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or a meeting of Securityholders of one or more Series. The Paying Agent or Registrar may make reasonable rules and set reasonable requirements for its functions.

                  Section 11.07  Legal Holidays.

                  Except as may otherwise be provided in the form of Securities of any particular Series pursuant to the provisions of this Indenture, a "Legal Holiday" is a Saturday, Sunday, or a day on which banking institutions are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                  Section 11.08  Governing Law.

                  The laws of the State of New York shall govern this Indenture, the Securities, and any coupons appertaining thereto.

                  Section 11.09  No Adverse Interpretation of Other Agreements.


                  This Indenture may not be used to interpret another indenture, loan, or debt agreement of the Company or an Affiliate. No such indenture, loan, or debt agreement may be used to interpret this Indenture.

                  Section 11.10.  No Recourse Against Others.


                  No director, officer, employee, or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.


                  Section 11.11.  Execution in Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

                  Section 11.12.  Currencies.

                  Except as may otherwise be provided in the form of Securities of any particular Series pursuant to the provisions of this Indenture, all references in this Indenture or in the Securities to "dollars," "$," or any similar reference shall be to the currency of the United States of America.

                                   ARTICLE 12.
                       REPAYMENT AT THE OPTION OF HOLDERS

                  Section 12.01  Applicability of Article.

                  Securities of any Series which are repayable at the option of the Holders thereof before their stated maturity shall be repaid in accordance with the terms of the Securities of such Series.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       U S WEST CAPITAL FUNDING, INC.

                                           /S/ ALLAN R. SPIES
                                       By:_____________________________
                                       Name: Allan R. Spies
                                       Title: President

(SEAL)
          /S/ THOMAS O. MCGIMPSEY
Attest: _________________________
  Name:   Thomas O. McGimpsey
  Title:  Assistant Secretary

                                        U S WEST, INC.

                                             /S/ ALLAN R. SPIES
                                        By:____________________________
                                        Name: Allan R. Spies
                                        Title: President

(SEAL)
          /S/ THOMAS O. MCGIMPSEY
Attest: _________________________
Name:    Thomas O. McGimpsey
Title:   Assistant Secretary

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee

                                             /S/ R. TARNAS
                                        By:  ______________________________
                                        Name:  R. Tarnas
                                        Title: Vice President


(SEAL)

Attest:

     /S/ BARBARA G. GROSSE
Name:  Barbara G. Grosse
Title: Vice President and Assistant Secretary